Plumb Equity Fund
Schedule of Investments
December 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS - 98.99%
Automobiles & Components - 2.04%
Ford Motor Co.	33,000	$685,410

Commercial & Professional Services - 6.00%
Copart, Inc. (a)	9,500	1,440,390
VSE Corp.	9,500	578,930
		2,019,320
Diversified Financials - 1.37%
Discover Financial Services	4,000	462,240

Food, Beverage & Tobacco - 4.03%
Constellation Brands, Inc. - Class A	5,400	1,355,238

Health Care Equipment & Services - 5.63%
Guardant Health, Inc. (a)	6,000	600,120
Intuitive Surgical, Inc. (a)	3,600	1,293,480
		1,893,600
Media & Entertainment - 4.31%
Alphabet, Inc. - Class A (a)	500	1,448,520

Pharmaceuticals, Biotechnology & Life Sciences - 0.93%
Exact Sciences Corp. (a)	4,000	311,320

Retailing - 10.15%
Amazon.com, Inc. (a)	425	1,417,095
Chewy, Inc. (a)	11,000	648,670
MercadoLibre, Inc. (a)	1,000	1,348,400
		3,414,165
Semiconductors & Semiconductor Equipment - 10.40%
Advanced Micro Devices, Inc. (a)	10,000	1,439,000
NVIDIA Corp.	7,000	2,058,770
		3,497,770
Software & Services - 48.85%
Adobe, Inc. (a)	1,900	1,077,414
Adyen NV - ADR (a)(b)	50,000	1,316,000
ANSYS, Inc. (a)	1,300	521,456
Autodesk, Inc. (a)	5,250	1,476,247
Domo, Inc. (a)	11,000	545,600
Fiserv, Inc. (a)	7,500	778,425
Latch, Inc. (a)	60,000	454,200
Marqeta, Inc. (a)	25,000	429,250
Mastercard, Inc. - Class A	5,400	1,940,328
Microsoft Corp.	4,750	1,597,520
Mitek Systems, Inc. (a)	55,000	976,250
PayPal Holdings, Inc. (a)	6,300	1,188,054
Snowflake, Inc. (a)	2,500	846,875
Square, Inc. (a)	3,500	565,285
Visa, Inc. - Class A	7,700	1,668,667
WEX, Inc. (a)	7,500	1,052,925
		16,434,496
Technology Hardware & Equipment - 5.28%
Apple, Inc.	10,000	1,775,700

TOTAL COMMON STOCKS (Cost $18,486,016)		33,297,779

SHORT TERM INVESTMENT - 1.18%
Money Market Fund - 1.18%
First American Government Obligations Fund - Class X - 0.03% (c)	396,841	396,841
TOTAL SHORT TERM INVESTMENT (Cost $396,841)		396,841

Total Investments (Cost $18,882,857) - 100.17%		33,694,620
Liabilities in Excess of Other Assets - (0.17)%		(56,413)
TOTAL NET ASSETS - 100.00%		$33,638,207

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt

(a) Non-income producing security.
(b) Foreign issued security. Foreign concentration is as follows: Netherlands: 3.91%.
(c) Rate shown is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Global Fund Services, LLC.

The accompanying notes are an integral part of the Schedule of Investments.

Notes to the Schedule of Investments (Unaudited)

Security Valuation

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining fair value of investments)

Equity securities, including common stocks, are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. Nasdaq-listed securities are valued at their Nasdaq Office Closing Price. Equity securities not traded on a listed exchange or not traded using Nasdaq are valued as of the last sale price at the close of the U.S. market. If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used. These securities will generally be classified as Level 1 securities.

Investments in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds and preferred securities, are valued using a market approach based on information supplied by independent pricing services. The market inputs used by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. To the extent the inputs are observable and timely, these debt securities and preferred securities will generally be classified as Level 2 securities.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Directors and will be classified as Level 3 securities.

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used in valuing the Funds' assets carried at fair value as of December 31, 2021.

Description	Level 1	Level 2	Level 3	Total

Plumb Equity Fund
Common Stocks*	$33,297,779	$-	$-	$33,297,779
Money Market Fund	396,841	-	-	396,841
Total	$33,694,620	$-	$-	$33,694,620

*For detailed industry descriptions, refer to the Schedule of Investments.

The Funds did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3. As of and during the period ended December 31, 2021, no securities were transferred into or out of Level 1 or Level 2. It is the Funds' policy to consider transfers into or out of any level as of the end of the reporting period.